SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 1999


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-51279              13-3633241
         --------                     ---------              ----------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


245 Park Avenue
New York, New York                                                 10167
------------------                                                 -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 1999 among Structured Asset Mortgage Investments Inc. as seller, Bankers Trust Company of California, N.A. as trustee and Norwest Bank Association, National Association as master servicer.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                    STRUCTURED ASSET MORTGAGE
                                                    INVESTMENTS INC.

                                                    By: /s/ Baron Silverstein
                                                        ---------------------
                                                    Name:   Baron Silverstein
                                                    Title:  Vice President




Dated: July 14, 1999

                                  EXHIBIT INDEX


            Item 601 (a) of       Sequentially
Exhibit     Regulation S-K        Numbered
Number      Exhibit No.           Description                        Page
------      -----------           -----------                        ----

1              4                  Pooling and Servicing                5
                                  Agreement